Exhibit 10.7

ENVIRONMENTAL AND HAZARDOUS SUBSTANCES INDEMNITY AGREEMENT

Project Commonly Known As

“Craig Promenade, North Las Vegas, Clark County, Nevada”

THIS ENVIRONMENTAL AND HAZARDOUS SUBSTANCES INDEMNITY AGREEMENT (this “Indemnity Agreement”) is executed and delivered as of the 30th day of March, 2011, by TNP SRT CRAIG PROMENADE, LLC, a Delaware limited liability company having an address at 1900 Main Street, Suite 700, Irvine, California 92614 (“Property Borrower”), TNP SRT SECURED HOLDINGS, LLC, a Delaware limited liability company having an address at 1900 Main Street, Suite 700, Irvine, California 92614 (“Secured Holdings”), TNP STRATEGIC RETAIL OPERATING PARTNERSHIP, LP, a Delaware limited partnership having an address at 1900 Main Street, Suite 700, Irvine, California 92614 (“OP”), TNP SRT SAN JACINTO, LLC, a Delaware limited liability company (“San Jacinto”), TNP SRT MORENO MARKETPLACE, LLC, a Delaware limited liability (“Moreno”) and TNP STRATEGIC RETAIL TRUST, INC., a Maryland corporation having an address at 1900 Main Street, Suite 700, Irvine, California 92614 (“REIT”) (collectively, Property Borrower, Secured Holdings, OP, San Jacinto, Moreno and the REIT are referred to herein as, the “Indemnitors” and individually as an “Indemnitor”), to and for the benefit of KEYBANK NATIONAL ASSOCIATION, a national banking association, as Agent (in such capacity, “Agent”), its successors and assigns, for itself and any other lenders who become Lenders under the Loan Agreement (as hereinafter defined) (collectively referred to as “Lenders” and each individually referred to as a “Lender”).

R E C I T A L S:

A. Property Borrower, Secured Holdings, San Jacinto, Moreno, Agent and Lenders are parties to that certain Revolving Credit Agreement dated as of December 17, 2010 as amended by that Joinder Agreement and First Omnibus Amendment and Reaffirmation of Loan Documents of even date herewith (as may be further amended, restated and/or modified from time to time, the “Loan Agreement”) whereby Lenders agree to provide to Secured Holdings, San Jacinto, Moreno, Property Borrower and any other borrowers (collectively “Borrowers”) who become Borrowers under the revolving credit facility in a maximum principal amount of up to THIRTY-FIVE MILLION DOLLARS ($35,000,000), as may be later increased to ONE HUNDRED FIFTY MILLION DOLLARS ($150,000,000), and which obligations of Secured Holdings, San Jacinto, Moreno, Property Borrower and any other Borrowers to the Lenders under the Loan Agreement are evidenced by, among other things, one or more Revolving Credit Notes dated as of December 17, 2010 by Secured Holdings, San Jacinto, Moreno and Property Borrower (and which may later be amended to include any other Borrowers) in favor of the Lenders and in the original principal amount of THIRTY-FIVE MILLION DOLLARS ($35,000,000) (as amended, restated, substituted and/or modified from time to time, collectively the “Note”). Capitalized terms used and not otherwise defined herein shall have the meanings given to them in the Loan Agreement.

B. A portion of the Loan is being used by Property Borrower to purchase a parcel of land commonly known as “Craig Promenade” located at 655 W. Craig Road, City of North Las Vegas, County of Clark, State of Nevada, and more particularly described on Exhibit A attached hereto (the “Land”), which Land has been improved by certain buildings, together with surface parking for vehicles and additional improvements which may exist now or which are hereafter constructed (collectively, the “Improvements”). The Land and the Improvements shall be collectively referred to herein as the “Property”).

C. As security for the Loan, Property Borrower has executed and delivered to Agent (i) that certain Deed of Trust, Assignment of Rents, Security Agreement and Fixture Filing dated of even date herewith made by Property Borrower in favor of Nevada Title Company, as trustee for the benefit of the Agent (as amended, restated and/or modified from time to time the “Deed of Trust” with respect to the Property, and (ii) the other Loan Documents (as defined in the Loan Agreement).

D. Borrowers, the OP and the REIT will derive financial benefit from the Loan evidenced and secured by the Note, the Deed of Trust and the other Loan Documents.

E. As a condition to making the Loan, Agent and Lenders require the Indemnitors to indemnify Agent and Lenders upon the occurrence of certain events.

F. Lenders have relied on the statements and agreements contained herein in agreeing to make the Loan. The execution and delivery of this Indemnity Agreement by Indemnitors is a condition precedent to the making of the Loan by Lenders.

A G R E E M E N T S:

In consideration of the Recitals set forth above and hereby incorporated herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Indemnitors hereby agree as follows:

1. Definitions.

(a) Capitalized terms used herein shall have the meanings set forth in Section 1(b) of this Indemnity Agreement or in the specific sections of this Indemnity Agreement. Initially capitalized terms used and not otherwise defined in this Indemnity Agreement shall have the meanings respectively ascribed to them in the Loan Agreement.

(b) For purposes of this Indemnity Agreement, the following terms shall have the meanings as hereinafter set forth:

“Environmental Laws” means, collectively, all Laws related to or regulating or otherwise related to Hazardous Material, drinking water, groundwater, wetlands, landfills, open dumps, storage tanks, underground storage tanks, solid waste, waste water, storm water run-off, waste emissions or wells. Without limiting the generality of the foregoing, the term shall encompass each of the following statutes, and regulations promulgated thereunder, and amendments and successors to such statutes and regulations, as may be enacted and promulgated from time to time: the Comprehensive Environmental Response Compensation and Liability Act (42 U.S.C. §9601 et seq.), the Hazardous Materials Transportation Act (49 U.S.C. §1801 et seq.), the Public Health Service Act (42 U.S.C. §300(f) et seq.), the Pollution Prevention Act (42 U.S.C. §13101 et seq.), the Federal Insecticide, Fungicide and Rodenticide Act (7 U.S.C. 5136 et seq.), the Resource Conservation and Recovery Act (42 U.S.C. §6901 et seq.), the Federal

Clean Water Act (33 U.S.C. §1251 et seq.), the Federal Clean Air Act (42 U.S.C. §7401 et seq.), and any and all applicable Nevada and/or Federal statutes, laws and regulations regarding Hazardous Materials, as amended or restated from time to time including any successor thereto, and any regulations promulgated pursuant thereto.

“Environmental Proceedings” means any proceedings, hearings or meetings, whether civil (including actions by private parties), criminal, or administrative proceedings, relating to the environmental conditions or any Hazardous Material at, under, upon, emanating to or from or otherwise related to the Property.

“Governmental Authority” means any federal, state, county or municipal government, or political subdivision thereof, any governmental or quasi-governmental agency, authority, board, bureau, commission, department, instrumentality, or public body, or any court, administrative tribunal, or public utility.

“Hazardous Material” means and includes gasoline, petroleum, asbestos containing materials, explosives, radioactive materials or any hazardous or toxic material, substance or waste which is defined by those or similar terms or is regulated as such under any Law of any Governmental Authority having jurisdiction over the Property or any portion thereof or its use, including: (i) any “hazardous substance” defined as such in (or for purposes of) the Comprehensive Environmental Response, Compensation and Liability Act, 42 U.S.C.A. §9601(14) as may be amended from time to time, or any so-called “superfund” or “superlien” Law, including the judicial interpretation thereof; (ii) any “pollutant or contaminant” as defined in 42 U.S.C.A. §9601(33); (iii) any material now defined as “hazardous waste” pursuant to 40 C.F.R. Part 260; (iv) any petroleum, including crude oil or any fraction thereof; (v) natural gas, natural gas liquids, liquefied natural gas, or synthetic gas usable for fuel; (vi) any “hazardous chemical” as defined pursuant to 29 C.F.R. Part 1910; and (vii) any other toxic substance or contaminant that is subject to any other Law or other past or present requirement of any Governmental Authority.

“Indemnified Parties” means Agent, each Lender, Agent’s and each Lender’s parent, subsidiaries and affiliates, each of their respective shareholders, directors, officers, employees and agents, and the successors and assigns of any of them; and “Indemnified Party” shall mean any one of the Indemnified Parties.

“Laws” means, collectively, all federal, state and local laws, statutes, codes, ordinances, orders, rules and regulations, including judicial and administrative decrees and opinions or precedential authority in the applicable jurisdiction. Any reference above to a Law, includes the same as it may be amended from time to time, including the judicial interpretation thereof.

“Release” shall mean any spilling, leaking, pumping, pouring, emitting, emptying, discharging, injecting, storing, escaping, leaching, dumping, or discarding, burying, abandoning, or disposing into the environment.

“Threat of Release” shall mean a substantial likelihood of a Release which requires action to prevent or mitigate damage to the environment which may result from such Release.

2. Representations and Warranties. Each Indemnitor hereby represents and warrants to Agent and Lenders (i) that, except as specifically disclosed in the Environmental Reports listed in Exhibit B attached hereto and delivered on or before the date of this Indemnity Agreement (the “Environmental Documents”) to the best of its knowledge, (a) the Property has been and is free from contamination by Hazardous Material, and (b) no Release of any Hazardous Material has occurred on, onto or about the Property; (ii) that to its knowledge, except as specifically disclosed in the Environmental Documents or the Loan Documents, the Property currently complies, and will comply based on its anticipated use, with all Environmental Laws; (iii) that, to Indemnitor’s knowledge in connection with the ownership, operation, and use of the Property, all necessary notices have been filed and all required permits, licenses and other authorizations have been obtained, including those relating to the generation, treatment, storage, disposal or use of Hazardous Material; (iv) that to the best of its knowledge, except as disclosed in the Environmental Documents, there is no present, past or threatened investigation, inquiry, judicial or administrative proceeding, complaint, action, notice, order or claim relating to the environmental condition of, or to events on or about, the Property; (v) except for the release and indemnifications by Property Borrower in favor of the seller set forth in the Purchase and Sale Agreement pursuant to which Property Borrower acquired the Property, it has not, nor will it, release or waive the liability of any previous owner, lessee or operator of the Property or any party who may be potentially responsible for the presence of or removal of Hazardous Material from the Property, nor has it made promises of indemnification regarding Hazardous Material on the Property to any party, except as contained herein and in the Loan Documents; (vi) to its knowledge, there are no existing or closed underground storage tanks or other underground storage receptacles for Hazardous Materials on the Property; (vii) to its knowledge, except as disclosed in the Environmental Documents, no notice received of a claim by any party that any use, operation or condition of the Property or any of the Property Borrower’s operations has caused any nuisance or any other liability or adverse condition on any other property nor does the Property Borrower know of any basis for such a claim; and (viii) to its knowledge, except as disclosed in the Environmental Documents, there are no agreements, consent orders, decrees, judgments, license or permit conditions or other orders or directives of any federal, state or local court, Governmental Authority or agreements, whether settlement agreements or otherwise, with any third parties relating to the ownership, use, operation, sale, transfer or conveyance of the Property that require any change in the present condition of the Property or any work, repairs, construction, containment, clean up, investigations, studies, removal or other remedial action or capital expenditures with respect to the Property.

3. Covenants. Indemnitors shall

(a) comply, and cause all other persons and entities on or occupying the Property to comply, with all Environmental Laws in all material respects;

(b) not install, use, generate, manufacture, store, treat, release or dispose of, nor permit the installation, use, generation, storage, treatment, release or disposal of, Hazardous Material on, under or about the Property except in compliance with all Environmental Laws;

(c) immediately advise Agent in writing of:

(i) any and all Environmental Proceedings;

(ii) the presence of any Hazardous Material in violation of any Environmental Law on, under or about the Property of which Agent has not previously been advised in writing;

(iii) any remedial action taken by, or on behalf of, any Indemnitor in response to any Hazardous Material on, under or about the Property or to any Environmental Proceedings of which Agent has not previously been advised in writing;

(iv) the discovery by any Indemnitor of the presence of any Hazardous Material on, under or about any real property or bodies of water immediately adjoining the Property in violation of any Environmental Law; and

(v) the discovery by any Indemnitor of any occurrence or condition on any real property adjoining or in the vicinity of the Property that could cause the Property or any part thereof to be subject to any restrictions on the ownership, occupancy, transferability or use of the Property under any Environmental Law;

For the purposes hereof, the term “discovery” shall mean the date that Indemnitor acquires actual knowledge of such fact or circumstance.

(d) provide Agent with copies of all reports, analyses, notices, licenses, approvals, orders, correspondences or other written materials in its possession or control relating to the presence of Hazardous Material at the Property in violation of any Environmental Law or Environmental Proceedings immediately upon receipt, completion or delivery of such materials;

(e) not install or allow to be installed any tanks on, at or under the Property in violation of any Environmental Law;

(f) not create or permit to continue in existence any lien (whether or not such lien has priority over the lien created by the Deed of Trust) upon the Property imposed pursuant to any Environmental Law;

(g) not change or alter the present use of the Property unless Indemnitors shall have notified Agent thereof in writing and Agent shall have determined, in its sole and absolute discretion, that such change or modification will not result in the presence of Hazardous Material in violation of any Environmental Law on the Property in such a level that would increase the potential liability for Environmental Proceedings; and

(h) subject to the limitations on indemnity set forth in Section 6 below, upon demand by an Indemnified Party, diligently defend any Environmental Proceeding or claim related to the noncompliance of any Environmental Law with respect to the Property or the use thereof, all at the Indemnitors’ own cost and expense and by counsel approved by Agent in the exercise of its reasonable judgment; provided, however, that Agent may elect, at any time, to conduct its own defense through counsel selected by Agent at the sole cost and expense of the Indemnitors.

Notwithstanding subsection (h) above, unless an Event of Default shall have occurred and be continuing, the Indemnitors shall be entitled to assume the defense of any action for which indemnification is sought hereunder to the extent permitted by Section 9.03(c) of the Loan Agreement.

4. Right of Entry and Disclosure of Environmental Reports. Subject to the Leases (as defined in the Deed of Trust) and the rights of tenants thereunder, Property Borrower hereby grants to Agent its agents, employees, consultants and contractors, an irrevocable license and authorization to enter upon and inspect the Property, at reasonable times and upon reasonable advance notice, and to conduct such environmental audits and tests, including, without limitation, subsurface testing, soils and groundwater testing, and other tests which may physically invade the Property, which Agent, in its reasonable discretion, determines are necessary or desirable. With respect to invasive testing, such as soil borings, Agent shall consult with Property Borrower in advance of such tests. Agent agrees, however, that it shall not conduct any such audits, unless an Event of Default exists under the Loan Documents or Agent has reason to believe that such audit may disclose the Release, Threat of Release and/or presence of Hazardous Material or unless any previously conducted environmental audit deems further testing necessary. Without limiting the generality of the foregoing, Property Borrower agrees that Agent shall have the right to appoint a receiver to enforce this right to enter and inspect the Property to the extent such authority is provided under applicable law. All reasonable out-of-pocket costs and expenses incurred by Agent in connection with any inspection, audit or testing conducted in accordance with this Section 4 shall be paid by the Indemnitors upon demand by Agent. The results of all investigations and reports prepared by Agent shall be and at all times remain the property of Agent and under no circumstances shall Agent have any obligation whatsoever to disclose or otherwise make available to Indemnitors or any other party such results or any other information obtained by it in connection with such investigations and reports; provided, however, that if there exists no Event of Default under the Loan Documents, if requested by Property Borrower, Agent shall provide to Property Borrower a copy of the written report with respect to any inspection, audit or testing for which Property Borrower has paid hereunder. Agent hereby reserves the right, and Indemnitors hereby expressly authorize Agent to make available to any party in connection with a sale of the Property any and all reports, whether prepared by Agent or prepared by Property Borrower and provided to Agent (collectively, the “Environmental Reports”) which Agent may have with respect to the Property. Each Indemnitor consents to Agent notifying any party under such circumstances of the availability of any or all of the Environmental Reports and the information contained therein. Each Indemnitor further agrees that Agent may disclose such Environmental Reports to any governmental agency or authority if they reasonably believe that they are required to disclose any matter contained therein to such agency or authority; provided that Agent shall give Property Borrower at least 48 hours prior written notice before so doing. Each Indemnitor acknowledges that Agent cannot control or otherwise assure the truthfulness or accuracy of the Environmental Reports, and that the release of the Environmental Reports, or any information contained therein, to prospective bidders at any foreclosure sale of the Property may have a material and adverse effect upon the amount which a party may bid at such sale. Each Indemnitor agrees that Agent (i) owes no duty of care to protect the Indemnitors or any other Person from, or to inform the Indemnitors or any other Person of, any Hazardous Material or any other environmental condition affecting the Property and (ii) shall not have any liability whatsoever as a result of delivering any or all of the Environmental Reports or any information contained therein to any

Indemnitor or any other Person, and each Indemnitor hereby releases and forever discharges Agent and Lenders from any and all claims, damages, or causes of action arising out of connected with or incidental to the Environmental Reports or the delivery thereof.

5. Indemnitor’s Remedial Work. Indemnitors shall promptly perform or with respect to the corrective actions, if any, described in the Environmental Documents, cause to be performed any and all necessary remedial work (“Remedial Work”) in response to any Environmental Proceedings and/or required by applicable governmental authority having jurisdiction or the presence, storage, use, disposal, transportation, discharge or release of any Hazardous Material on, under or about any of the Property; provided, however, that Property Borrower shall perform or cause to be performed such Remedial Work so as to minimize any impairment to Agent’s security under the Loan Documents.

All Remedial Work shall be conducted:

a. in a diligent and timely fashion by licensed contractors acting under the supervision of a consulting environmental engineer;

b. pursuant to a detailed written plan for the Remedial Work approved by any public or private agencies or persons with a legal or contractual right to such approval;

c. with such insurance coverage pertaining to liabilities arising out of the Remedial Work as is then customarily maintained with respect to such activities; and

d. only following receipt of any required permits, licenses or approvals.

The selection of the Remedial Work contractors and consulting environmental engineer, the contracts entered into with such parties, any disclosures to or agreements with any public or private agencies or parties relating to Remedial Work and the written plan for the Remedial Work (and any changes thereto) shall each be subject to Agent’s prior written approval, which shall not be unreasonably withheld or delayed. In addition, Indemnitors shall submit to Agent, promptly upon receipt or preparation, copies of any and all reports, studies, analyses, correspondence, governmental comments or approvals, proposed removal or other Remedial Work contracts and similar information prepared or received by Indemnitors in connection with any Remedial Work, or Hazardous Material relating to the Property. All costs and expenses of such Remedial Work shall be paid by Indemnitors, including, without limitation, the charges of the Remedial Work contractors and the consulting environmental engineer, any taxes or penalties assessed in connection with the Remedial Work and Agent’s reasonable fees and out-of-pocket costs incurred in connection with monitoring or review of such Remedial Work. Agent shall have the right but not the obligation to join and participate in, as a party if it so elects, any legal proceedings or actions initiated in connection with any Environmental Proceedings.

6. Indemnity. Subject to the limitations set forth in Section 4 above regarding the defense and settlement of Environmental Proceedings and claims, Indemnitors, each jointly and severally, covenant and agree, at their sole cost and expense, to indemnify, defend (at trial and appellate levels and with attorneys, consultants and experts reasonably acceptable to Agent) and hold each Indemnified Party harmless against and from any and all liens, damages, losses, liabilities, obligations, settlement payments, penalties, assessments, citations, directives, claims, litigation, demands, defenses, judgments, suits, proceedings, costs, disbursements or expenses of any kind or of any nature whatsoever (including, without limitation, reasonable attorneys’, consultants’ and experts’ fees and disbursements incurred in investigating, defending against, settling or prosecuting any claim, litigation or proceeding) (collectively, “Expenses”) which may at any time be imposed upon, incurred by or asserted or awarded against such Indemnified Party or the Property, and arising directly or indirectly from or out of: (A) the Release or Threat of Release of any Hazardous Materials on, in, under or affecting all or any portion of the Property or emanating from the Property and affecting any areas surrounding the Property, regardless of whether or not caused by or within the control of Property Borrower; (B) a material violation of any Environmental Law applicable to the Property or the Property Borrower, whether or not caused by or within the control of Property Borrower; (C) the failure of Property Borrower to comply with the terms and conditions of this Indemnity Agreement in all material respects; (D) the violation of any Laws in connection with other real property of Property Borrower which gives or may give rise to any rights whatsoever in any party with respect to the Property by virtue of any Environmental Laws; (E) the enforcement of this Indemnity Agreement, including, without limitation, (i) the reasonable costs of assessment, containment and/or removal of any and all Hazardous Materials in violation of any Environmental Law from all or any portion of the Property or any surrounding areas impacted by any Hazardous Materials emanating from the Property in violation of any Environmental Law, (ii) the costs of any reasonable actions taken in response to a Release or Threat of Release of any Hazardous Materials on, in, under or affecting all or any portion of the Property to prevent or minimize such Release or Threat of Release, if required by applicable Environmental Laws, and (iii) reasonable costs actually incurred to comply with all Laws (including all Environmental Laws) in connection with all or any portion of the Property or any surrounding areas impacted by any Hazardous Materials emanating from the Property; or (F) all foreseeable and all unforeseeable Expenses arising out of: Environmental Proceedings or the use, generation, storage, discharge or disposal of Hazardous Material in violation of any Environmental Law by Indemnitors, any prior owner or operator of the Project or any person on or about the Project; (ii) any residual contamination affecting any natural resource or the environment in violation of any Environmental Law; or (iii) any exercise by Agent of any of its rights and remedies hereunder; and

Indemnitors’ liability to the aforementioned indemnified parties shall arise upon the earlier to occur of (1) discovery of any Hazardous Material in violation of any Environmental Law on, under or about the Property, or (2) the institution of any Environmental Proceedings, and not upon the realization of loss or damage, and Indemnitors shall pay to Agent from time to time, immediately upon request, an amount equal to such Expenses, as reasonably determined by Agent. In addition, in the event any Hazardous Material is removed, or caused to be removed from the Property, by Indemnitors, Agent or any other person, the number assigned by the U.S. Environmental Protection Agency to such Environmental Proceedings or any similar identification shall in no event be in the name of Agent or identify the Agent as a generator, arranger or other designation. The foregoing indemnity shall not include Expenses arising solely from (A) the gross negligence or willful misconduct of Agent or any Indemnified Party; (B) Hazardous Material which first exists on the Property following the date on which the Agent takes title to the Property, whether by foreclosure of the Deed of Trust, deed-in-lieu thereof or otherwise; or (C) Hazardous Material which first exists on the Property following the date on which Agent releases its security interest in the Property.

7. Remedies Upon Default. In addition to any other rights or remedies Agent may have under this Indemnity Agreement, at law or in equity, in the event that Indemnitors shall fail to timely comply with any of the provisions hereof, or in the event that any representation or warranty made herein proves to be false or misleading when made in a material respect, then, in such event, after (i) delivering written notice to Indemnitors, which notice specifically states that Indemnitors have failed to comply with the provisions of this Indemnity Agreement; and (ii) the expiration of the later to occur of the thirty (30) day period after receipt of such notice or the cure period, if any, permitted under any applicable law, rule, regulation or order with which Indemnitors shall have failed to comply, Agent may declare an Event of Default under the Loan Documents and exercise any and all remedies provided for therein, and/or do or cause to be done whatever is reasonably necessary to cause the Property to comply with all Environmental Laws and the cost thereof shall constitute an Expense hereunder and shall become immediately due and payable without notice and with interest thereon at the Default Rate until paid. Subject to the Leases and rights of tenants thereunder, Indemnitors shall give to Agent and its agents and employees access to the Property for the purpose of effecting such compliance and hereby specifically grant to Agent a license, effective upon expiration of the applicable period as described above, if any, to do whatever is necessary to cause the Property to so comply, including, without limitation, to enter the Property and remove therefrom any Hazardous Material in violation of an Environmental Law or otherwise comply with any Environmental Laws.

8. Obligations. The obligations set forth herein, including, without limitation, Indemnitors’ obligation to pay Expenses hereunder, are collectively referred to as, the “Environmental Obligations”. Notwithstanding any term or provision contained herein or in the Loan Documents, the Environmental Obligations are unconditional. Indemnitors shall be fully and personally liable for the Environmental Obligations hereunder, and such liability shall not be limited to the original principal amount of the Loan. The Environmental Obligations shall survive the repayment of the Loan and any foreclosure, deed-in-lieu of foreclosure or similar proceedings by or through which Agent, and Lender, or any of their affiliates, nominees, successors or assigns or any other person bidding at a foreclosure sale may obtain title to the Property or any portion thereof, except as otherwise set forth in Section 6 hereof.

The liabilities of Indemnitors under this Indemnity Agreement shall in no way be limited or impaired by, and each Indemnitor hereby consents to and agrees to be bound by, any amendment or modification of the provisions of the Loan Documents to or with Agent by Property Borrower, Secured Holdings, San Jacinto, Moreno or any Borrower or Guarantor or any related party to or affiliate of Agent or any Lender who succeeds Property Borrower as owner of the Property. In addition, notwithstanding any terms of any of the Loan Documents to the contrary, the liability of each Indemnitor under this Indemnity Agreement shall in no way be limited or impaired by: (i) any extensions of time for performance required by any of the Loan Documents; (ii) any sale, assignment or foreclosure of the Note or the Deed of Trust or any sale or transfer of all or part of the Property; (iii) any exculpatory provision in any of the Loan Documents limiting Agent’s or any Lender’s recourse to property encumbered by the Deed of Trust or to any other security, or limiting Agent’s or any Lender’s rights to a deficiency judgment against Property Borrower or any other Borrower; (iv) the accuracy or inaccuracy of the representations and warranties made by Property Borrower or any Borrower or Guarantor under any of the Loan Documents; (v) the release of Property Borrower, any Borrower or Guarantor or any other person from performance or observance of any of the agreements, covenants, terms or conditions contained in the Loan Documents by operation of law, Agent’s or any Lender’s voluntary act, or otherwise; (vi) the release or substitution, in whole or in part, of any security for the Note; or (vii) Agent’s failure to record the Deed of Trust or file any UCC-1 financing statements (or Agent’s improper recording or filing of any thereof) or to otherwise perfect, protect, secure or insure any security interest or lien given as security for the Note; and, in any such case, whether with or without notice to Property Borrower or any Guarantor and with or without consideration.

Each Indemnitor waives, to the extent permitted in paragraph 40.495(2) of the Nevada Revised Statutes (“NRS”), the benefits of the one-action rule under NRS Section 40.430, or any other statute or decision, to require Agent or any Lender to proceed against or exhaust any security held by Lender at any time or to pursue any other remedy in Agent’s or any Lender’s power before proceeding against Indemnitor.

Each Indemnitor waives any right or claim of right to cause a marshalling of Property Borrower’s or any other Borrower’s assets or to cause Agent to proceed against any of the security for the Loan before proceeding under this Indemnity Agreement against any Indemnitor or to proceed against any Indemnitor in any particular order; each Indemnitor agrees that any payments required to be made hereunder shall become due on demand; each Indemnitor expressly waive and relinquish all rights and remedies (including any rights of subrogation) accorded by applicable law to indemnitors or guarantors.

9. Waiver. No waiver of any provision of this Indemnity Agreement nor consent to any departure by Indemnitors therefrom shall in any event be effective unless the same shall be in writing and signed by Agent and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. No notice to or demand on Indemnitors shall in any case entitle Indemnitors to any other or further notice or demand in similar or other circumstances.

10. Exercise of Remedies. No failure on the part of Agent to exercise and no delay in exercising any right or remedy hereunder, at law or in equity, shall operate as a waiver thereof. Agent shall not be estopped to exercise any such right or remedy at any future time because of any such failure or delay; nor shall any single or partial exercise of any such right or remedy preclude any other or further exercise of such right or remedy or the exercise of any other right or remedy.

11. Assignment. Agent may assign its interest under this Indemnity Agreement to any successor to its respective interests in the Property or the Loan Documents. This Indemnity Agreement may not be assigned or transferred, in whole or in part, by any Indemnitor and any purported assignment by any Indemnitor of this Indemnity Agreement shall be void ab initio and of no force or effect.

12. Counterparts. This Indemnity Agreement may be executed in any number of counterparts and by different parties in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of such counterparts taken together shall constitute but one and the same instrument.

13. Governing Law. This Indemnity Agreement shall be exclusively governed by, and shall be exclusively construed in accordance with, the laws of the State of Nevada.

14. Modifications. This Indemnity Agreement may be amended or modified only by an instrument in writing which by its express terms refers to this Indemnity Agreement and which is duly executed by Indemnitors and consented to in writing by Agent.

15. Attorneys’ Fees. If Agent commences litigation for the interpretation, enforcement, termination, cancellation or rescission of this Indemnity Agreement, or for damages for the breach of this Indemnity Agreement, Agent shall be entitled to its reasonable attorneys’ fees (including, but not limited to, in-house counsel fees) and court and other costs incurred in connection therewith.

16. Interpretation. This Indemnity Agreement has been negotiated by parties knowledgeable in the matters contained herein, with the advice of counsel, is to be construed and interpreted in absolute parity, and shall not be construed or interpreted against any party by reason of such party’s preparation of the initial or any subsequent draft of the Loan Documents or this Indemnity Agreement.

17. Severability. If any term or provision of this Indemnity Agreement shall be determined to be illegal or unenforceable, all other terms and provisions in this Indemnity Agreement shall nevertheless remain effective and shall be enforced to the fullest extent permitted by law.

18. Other Laws. Nothing in this Indemnity Agreement, and no exercise by Agent of its rights or remedies under this Indemnity Agreement, shall impair, constitute a waiver of, or in any way affect Agent’s rights and remedies with respect to Indemnitors under any Environmental Laws, including without limitation, contribution provisions or private right of action provisions under such Environmental Laws.

19. Notices. Any notice, demand, request or other communication which any party hereto may be required or may desire to give hereunder shall be in writing and shall be deemed to have been properly given (a) if hand delivered, when delivered; (b) if mailed by United States Certified Mail (postage prepaid, return receipt requested), three Business Days after mailing; (c) if by Federal Express or other reliable overnight courier service, on the next Business Day after delivered to such courier service; or (d) if by telecopier on the day of transmission so long as copy is sent on the same day by overnight courier as set forth below:

Property Borrower:	TNP SRT Craig Promenade, LLC
1900 Main Street, Suite 700
Irvine, CA 92614
Attention: C.J. Osbrink
Telephone: (949) 833-8252
Facsimile: (949) 252-0212

Secured Holdings:	TNP SRT Secured Holdings, LLC
1900 Main Street, Suite 700
Irvine, CA 92614
Attention: C.J. Osbrink
Telephone: (949) 833-8252
Facsimile: (949) 252-0212

OP:	TNP Strategic Retail Operating Partnership, LP
1900 Main Street, Suite 700
Irvine, CA 92614
Attention: C.J. Osbrink
Telephone: (949) 833-8252
Facsimile: (949) 252-0212

San Jacinto:	TNP SRT San Jacinto, LLC
1900 Main Street, Suite 700
Irvine, CA 92614
Attention: C.J. Osbrink
Telephone: (949) 833-8252
Facsimile: (949) 252-0212

Moreno:	TNP SRT Moreno, LLC
1900 Main Street, Suite 700
Irvine, CA 92614
Attention: C.J. Osbrink
Telephone: (949) 833-8252
Facsimile: (949) 252-0212

REIT:	TNP Strategic Retail Trust, Inc.
1900 Main Street, Suite 700
Irvine, CA 92614
Attention: C.J. Osbrink
Telephone: (949) 833-8252
Facsimile: (949) 252-0212

Agent:	KeyBank National Association
225 Franklin Street, 18th Floor
Boston, Massachusetts 02110
Attention: Christopher T. Neil, Senior Relationship Manager
Telephone (617) 385-6202
Facsimile (216) 385-6293

with a copy (which shall not constitute notice) to:

Edwards Angell Palmer & Dodge LLP
2800 Financial Plaza
Providence, RI 02903
Attention: Gail E. McCann, Esq.
Telephone (401) 276-6527
Facsimile (888) 325-9041

or at such other address as the party to be served with notice may have furnished in writing to the party seeking or desiring to serve notice as a place for the service of notice.

20. Joint and Several Liability. Indemnitors agree that they shall each be jointly and severally liable for the performance of the Environmental Obligations and all other obligations of Indemnitors contained in this Indemnity Agreement.

21. Captions. The headings of each section herein are for convenience only and do not limit or construe the contents of any provisions of this Indemnity Agreement.

22. Full Recourse; Survival. The indemnity and other obligations contained in this Indemnity Agreement are not subject to any non-recourse or other limitation of liability provisions contained in any of the Loan Documents, and the liability of the Indemnitors pursuant to this Indemnity Agreement shall not be limited by any such non-recourse or similar limitation of liability provisions. All representations, warranties, covenants, and obligations of the Indemnitors in this Indemnity Agreement shall survive the payment or other satisfaction of the Loan. Notwithstanding anything set forth herein to the contrary, after the release by Agent of its security interest in the Property, the Indemnitors shall have the right to obtain a Phase I environmental site assessment for the benefit of Indemnitors and Agent, and in the event that such environmental site assessment demonstrates that there are no recognized environmental conditions on the Property, and is otherwise satisfactory to Agent in its sole discretion, Agent shall release the Indemnitors from their covenants and obligations hereunder, and this Indemnity Agreement shall terminate.

23. Independent Obligations; Conflict; Joint and Several Liability. The obligations of the Indemnitors and the rights and remedies of Agent and Lenders in this Indemnity Agreement are independent from and are in addition to those pursuant to any of the other Loan Documents. Each party executing this Indemnity Agreement shall be jointly and severally liable for all obligations of the Indemnitors under this Indemnity Agreement.

(Signatures on Next Page)

IN WITNESS WHEREOF, Indemnitors have caused this Indemnity Agreement to be executed as an instrument under seal, as of the day and year first above written.

PROPERTY BORROWER: TNP SRT CRAIG PROMENADE, LLC, a Delaware limited liability company

By	TNP SRT Secured Holdings, LLC, a Delaware limited liability company, its Sole Member

	By:	TNP Strategic Retail Operating Partnership, LP, a Delaware limited partnership, its Sole Member

		By:	TNP Strategic Retail Trust, Inc., a Maryland corporation, its General Partner

			By:	/s/ Anthony W. Thompson
Print Name: Anthony W. Thompson
Title: CEO

SECURED HOLDINGS: TNP SRT SECURED HOLDINGS, LLC, a Delaware limited liability company

By:	TNP Strategic Retail Operating Partnership, LP, a Delaware limited partnership, its Sole Member

	By:	TNP Strategic Retail Trust, Inc., a Maryland corporation, its General Partner

		By:	/s/ Anthony W. Thompson
Print Name: Anthony W. Thompson
Title: CEO

OP: TNP STRATEGIC RETAIL OPERATING PARTNERSHIP, LP, a Delaware limited partnership

By:	TNP Strategic Retail Trust, Inc., a Maryland corporation, its General Partner

	By:	/s/ Anthony W. Thompson
Print Name: Anthony W. Thompson
Title: CEO

SAN JACINTO: TNP SRT SAN JACINTO, LLC, a Delaware limited liability company

By	TNP SRT Secured Holdings, LLC, a Delaware limited liability company, its Sole Member

	By:	TNP Strategic Retail Operating Partnership, LP, a Delaware limited partnership, its Sole Member

		By:	TNP Strategic Retail Trust, Inc., a Maryland corporation, its General Partner

			By:	Anthony W. Thompson
Print Name: Anthony W. Thompson
Title: CEO

(Signatures continue on the next page.)

MORENO: TNP SRT MORENO MARKETPLACE, LLC, a Delaware limited liability company

By	TNP SRT Secured Holdings, LLC, a Delaware limited liability company, its Sole Member

	By:	TNP Strategic Retail Operating Partnership, LP, a Delaware limited partnership, its Sole Member

		By:	TNP Strategic Retail Trust, Inc., a Maryland corporation, its General Partner

			By:	/s/ Anthony W. Thompson
Print Name: Anthony W. Thompson
Title: CEO

REIT: TNP STRATEGIC RETAIL TRUST, INC., a Maryland corporation

By:	/s/ Anthony W. Thompson
	Name:	Anthony W. Thompson
	Title:	CEO

EXHIBIT A

LEGAL DESCRIPTION

“CRAIG PAD”

A PORTION OF THE NORTHWEST QUARTER OF THE SOUTHWEST QUARTER OF SECTION 3, TOWNSHIP 20 SOUTH, RANGE 61 EAST, M.D.B.&M., CITY OF NORTH LAS VEGAS, CLARK COUNTY, NEVADA, BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:

COMMENCING AT THE WEST QUARTER CORNER OF THE AFORESAID SECTION 3;

THENCE SOUTH 00°48'04" EAST, ALONG THE WEST LINE OF THE SOUTHWEST QUARTER AND THE CENTERLINE OF REVERE STREET, A DISTANCE OF 203.89 FEET;

THENCE NORTH 89°11'56" EAST, A DISTANCE OF 65.00 FEET TO THE EASTERLY RIGHT-OF-WAY LINE OF SAID REVERE STREET, SAID POINT BEING THE POINT OF BEGINNING;

THENCE NORTH 88°59'21" EAST, A DISTANCE OF 116.63 FEET;

THENCE SOUTH 46°09'16" WEST, A DISTANCE OF 51.97 FEET;

THENCE NORTH 88°50'39" EAST, A DISTANCE OF 89.96 FEET;

THENCE NORTHERLY ALONG A TANGENT CURVE HAVING A CENTRAL ANGLE OF 89°59'46" AND A RADIUS OF 10.50 FEET, A DISTANCE OF 16.49 FEET;

THENCE NORTH 01°09'07" WEST, A DISTANCE OF 140.33 FEET;

THENCE NORTH 88°50'53" EAST, A DISTANCE OF 32.00 FEET;

THENCE SOUTH 01°09'07" EAST, A DISTANCE OF 140.32 FEET;

THENCE SOUTHEASTERLY ALONG A TANGENT CURVE HAVING A CENTRAL ANGLE OF 90°00'09" AND A RADIUS OF 10.50 FEET, A DISTANCE OF 16.49 FEET;

THENCE NORTH 88°50'44" EAST, A DISTANCE OF 317.17 FEET;

THENCE NORTHERLY ALONG A TANGENT CURVE HAVING A CENTRAL ANGLE OF 89°59'52" AND A RADIUS OF 10.50 FEET.

A DISTANCE OF 16.49 FEET;

THENCE NORTH 01°09'07" WEST, A DISTANCE OF 150.79 FEET;

THENCE NORTH 88°50'53" EAST, A DISTANCE OF 16.00 FEET;

THENCE NORTH 01°09'07" EAST, A DISTANCE OF 10.00 FEET;

THENCE NORTH 88°50'53" EAST, A DISTANCE OF 16.00 FEET;

THENCE SOUTH 01°09'07" EAST A DISTANCE OF 154.06 FEET;

THENCE SOUTHEASTERLY ALONG A TANGENT CURVE HAVING A CENTRAL ANGLE OF 41°59'45" AND A RADIUS OF 10.00 FEET, A DISTANCE OF 7.33 FEET;

THENCE ALONG A COMPOUND CURVE HAVING A CENTRAL ANGLE OF 51°06'09", A RADIUS OF 28.00 FEET, A DISTANCE OF 24.97 FEET;

THENCE NORTH 88°50'53" EAST, A DISTANCE OF 232.84 FEET;

THENCE NORTHERLY ALONG A TANGENT CURVE HAVING A CENTRAL ANGLE OF 22°11'53" AND A RADIUS OF 28.00 FEET, A DISTANCE OF 10.85 FEET;

THENCE NORTH 66°50'53" EAST, A DISTANCE OF 28.24 FEET;

THENCE NORTHERLY ALONG A TANGENT CURVE HAVING A CENTRAL ANGLE OF 23°10'50" AND A RADIUS OF 28.00, A DISTANCE OF 11.33 FEET;

THENCE NORTH 01°09'07" WEST, A DISTANCE OF 142.36 FEET;

THENCE NORTH 88°50'53" EAST, A DISTANCE OF 16.00 FEET;

THENCE NORTH 01°09'07" WEST, A DISTANCE OF 10.00 FEET;

THENCE NORTH 88°50'53" EAST, A DISTANCE OF 16.00 FEET;

THENCE SOUTH 01°09'07" EAST, A DISTANCE OF 130.00 FEET;

THENCE NORTH 88°50'53" EAST, A DISTANCE OF 45.31 FEET;

THENCE SOUTHWESTERLY ALONG A NON-TANGENT CURVE WHOSE RADIUS BEARS SOUTH 74°53'26"

EAST, HAVING A CENTRAL ANGLE OF 51°44'19" AND A RADIUS OF 100.00 FEET, A DISTANCE OF 90.30 FEET;

THENCE SOUTH 66°50'53" WEST, A DISTANCE OF 121.38 FEET;

THENCE SOUTHERLY ALONG A TANGENT CURVE HAVING A CENTRAL ANGLE OF 44°00'00" AND A RADIUS OF 510.00 FEET, A DISTANCE OF 391.65 FEET;

THENCE SOUTH 22°50'53" WEST, A DISTANCE OF 37.38 FEET;

THENCE SOUTHERLY ALONG A TANGENT CURVE HAVING A CENTRAL ANGLE OF 06°02'48" AND A RADIUS OF 600.00 FEET, A DISTANCE OF 63.32 FEET;

THENCE SOUTH 88°51'48" WEST, A DISTANCE OF 554.32 FEET TO THE EASTERLY RIGHT-OF-WAY OF REVERE STREET;

THENCE ALONG SAID RIGHT-OF-WAY, NORTH 00°48'04" WEST, A DISTANCE OF 14.69 FEET;

THENCE SOUTH 89°11'56" WEST, A DISTANCE OF 9.72 FEET;

THENCE NORTH 00°48'04" WEST, A DISTANCE OF 22.83 FEET;

THENCE NORTHWESTERLY ALONG A NON-TANGENT CURVE WHOSE RADIUS BEARS NORTH 01°09'16" WEST, HAVING A CENTRAL ANGLE OF 90°21'12" AND A RADIUS OF 10.00 FEET, A DISTANCE OF 15.77 FEET;

THENCE NORTH 00°48'04" WEST, A DISTANCE OF 176.31 FEET;

THENCE NORTHEASTERLY ALONG A TANGENT CURVE HAVING A CENTRAL ANGLE OF 89°38'48" AND A RADIUS OF 20.00 FEET, A DISTANCE OF 31.29 FEET;

THENCE NORTH 00°48'04" WEST, A DISTANCE OF 20.15 FEET;

THENCE NORTH 89°11'56" WEST, A DISTANCE OF 9.82 FEET;

THENCE NORTH 00°48'04" WEST, A DISTANCE OF 22.79 FEET;

THENCE NORTHERLY ALONG A NON-TANGENT CURVE WHOSE RADIUS BEARS NORTH 01°08'55" WEST, HAVING A CENTRAL ANGLE OF 104°10'31" AND A RADIUS OF 10.00 FEET, A DISTANCE OF 18.18 FEET;

THENCE NORTH 13°01'36" EAST, A DISTANCE OF 48.70 FEET;

THENCE NORTHERLY ALONG A TANGENT CURVE HAVING A CENTRAL ANGLE OF 13°47'06" AND A RADIUS OF 105.00 FEET, A DISTANCE OF 25.26 FEET;

THENCE NORTH 00°45'30" WEST, A DISTANCE OF 36.44 FEET;

THENCE NORTHEASTERLY ALONG A TANGENT CURVE HAVING A CENTRAL ANGLE OF 90°00'00" AND A RADIUS OF 20.00 FEET, A DISTANCE OF 31.42 FEET;

THENCE NORTH 00°48'04" WEST, A DISTANCE OF 21.48 FEET;

THENCE SOUTH 89°11'56" WEST, A DISTANCE OF 10.00 FEET;

THENCE NORTH 00°48'04" WEST, A DISTANCE OF 16.02 FEET TO THE POINT OF BEGINNING.

NOTE: THE ABOVE METES AND BOUNDS DESCRIPTION APPEARED PREVIOUSLY IN THAT CERTAIN DOCUMENT RECORDED OCTOBER 09, 2009 IN BOOK 20091009 AS INSTRUMENT NO. 00467, OF OFFICIAL RECORDS, CLARK COUNTY, NEVADA

ALSO KNOWN AS REMAINDER LOT 1 OF THAT CERTAIN AMENDED RECORD OF SURVEY ON FILE IN FILE 161 OF SURVEYS, PAGE 57, RECORDED NOVEMBER 15, 2006 IN BOOK 20061115 AS INSTRUMENT NO. 0002478, OF OFFICIAL RECORDS, CLARK COUNTY, NEVADA.

PAD “A”

A PORTION OF THE NORTHWEST QUARTER OF THE SOUTHWEST QUARTER OF SECTION 3, TOWNSHIP 20 SOUTH, RANGE 61 EAST, M.D.B.&M., CITY OF NORTH LAS VEGAS, CLARK COUNTY, NEVADA, BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:

COMMENCING AT THE WEST QUARTER CORNER OF THE AFORESAID SECTION 3;

THENCE SOUTH 00°48'04" EAST, ALONG THE WEST LINE OF THE SOUTHWEST QUARTER AND THE CENTERLINE OF REVERE STREET, A DISTANCE OF 203.89 FEET;

THENCE NORTH 89°11'56" EAST, A DISTANCE OF 65.00 FEET TO THE EASTERLY RIGHT-OF-WAY LINE OF SAID REVERE STREET, SAID POINT BEING THE POINT OF BEGINNING;

THENCE ALONG THE EASTERLY SAID RIGHT-OF-WAY, NORTH 00°48'04" WEST, A DISTANCE OF 5.50 FEET;

THENCE NORTHWESTERLY ALONG THE ARC OF A NON-TANGENT CURVE WHOSE RADIUS BEARS NORTH 00°48'04" WEST, HAVING A CENTRAL ANGLE OF 90°00'00" AND A RADIUS OF 10.00 FEET, A DISTANCE OF 15.71 FEET; THENCE NORTH 00°48'04" WEST, A DISTANCE OF 75.05 FEET;

THENCE NORTHEASTERLY ALONG THE ARC OF A TANGENT CURVE HAVING A CENTRAL ANGLE OF 89°38'57" AND A RADIUS OF 54.00 FEET, A DISTANCE OF 84.49 FEET TO A POINT ON THE SOUTHERLY RIGHT-OF-WAY LINE OF CRAIG ROAD;

THENCE CONTINUING ALONG SAID SOUTHERLY RIGHT-OF-WAY, NORTH 88°50'53" EAST, A DISTANCE OF 1.18 FEET;

THENCE NORTHEASTERLY ALONG THE ARC OF A TANGENT CURVE HAVING A CENTRAL ANGLE OF 10°45'07" AND A RADIUS OF 20.00 FEET, A DISTANCE OF 3.75 FEET;

THENCE SOUTH 80°24'00" EAST, A DISTANCE OF 51.58 FEET;

THENCE NORTHEASTERLY ALONG THE ARC OF A TANGENT CURVE CONCAVE TO THE NORTH HAVING A

CENTRAL ANGLE OF 10°45'07" AND A RADIUS OF 30.00 FEET, A DISTANCE OF 5.63 FEET;

THENCE NORTH 88°50'53" EAST, A DISTANCE OF 122.60 FEET;

THENCE SOUTHEASTERLY ALONG THE ARC OF A TANGENT CURVE HAVING A CENTRAL ANGLE OF 89°56'46" AND A RADIUS OF 20.00 FEET, A DISTANCE OF 31.40 FEET;

THENCE NORTH 88°50'53" EAST, A DISTANCE OF 5.50 FEET;

THENCE SOUTH 01°09'07" EAST, A DISTANCE OF 140.33 FEET;

THENCE SOUTHWESTERLY ALONG THE ARC OF A TANGENT CURVE HAVING A CENTRAL ANGLE OF 89°59'46" AND A RADIUS OF 10.50 FEET, A DISTANCE OF 16.49 FEET;

THENCE SOUTH 88°50'39" WEST, A DISTANCE OF 89.96 FEET;

THENCE NORTH 46°09'16" WEST, A DISTANCE OF 51.97 FEET;

THENCE SOUTH 88°59'21" WEST, A DISTANCE OF 116.63 FEET TO THE POINT OF BEGINNING.

NOTE: THE ABOVE METES AND BOUNDS DESCRIPTION APPEARED PREVIOUSLY IN THAT CERTAIN DOCUMENT RECORDED NOVEMBER 16, 2006 IN BOOK 20061116 AS INSTRUMENT NO. 03629, OF OFFICIAL RECORDS, CLARK COUNTY, NEVADA.

ALSO KNOWN AS PARCEL “A” OF THAT CERTAIN AMENDED RECORD OF SURVEY ON FILE IN FILE 161 OF SURVEYS, PAGE 57. RECORDED NOVEMBER 15, 2006 IN BOOK 20061115 AS INSTRUMENT NO. 0002478, OF OFFICIAL RECORDS, CLARK COUNTY, NEVADA.

“PAD B”

A PORTION OF THE NORTHWEST QUARTER OF THE SOUTHWEST QUARTER OF SECTION 3, TOWNSHIP 20 SOUTH, RANGE 61 EAST, M.D.B.&M., CITY OF NORTH

LAS VEGAS, CLARK COUNTY, NEVADA, BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:

COMMENCING AT THE WEST QUARTER CORNER OF THE AFORESAID SECTION 3;

THENCE NORTH 88°50'53" EAST, ALONG THE NORTH LINE OF THE SOUTHWEST QUARTER AND THE CENTERLINE OF CRAIG ROAD, A DISTANCE OF 349.59 FEET;

THENCE SOUTH 01°09'07" EAST, A DISTANCE OF 90.48 FEET TO THE SOUTHERLY RIGHT-OF-WAY OF SAID CRAIG ROAD, SAID POINT BEING THE POINT OF BEGINNING;

THENCE ALONG THE SAID SOUTHERLY RIGHT-OF-WAY, NORTH 88°50'53" EAST, A DISTANCE OF 5.50 FEET;

THENCE NORTH 01°08'46" WEST, 20.48 FEET;

THENCE NORTHEASTERLY ALONG THE ARC OF A TANGENT CURVE HAVING A CENTRAL ANGLE OF 90°00'09" AND A RADIUS OF 10.00 FEET, A DISTANCE OF 15.71 FEET;

THENCE NORTH 88°50'53" EAST, A DISTANCE OF 297.17 FEET;

THENCE SOUTHEASTERLY ALONG THE ARC OF A TANGENT CURVE HAVING A CENTRAL ANGLE OF 90°00'00" AND A RADIUS OF 20.00 FEET, A DISTANCE OF 31.42 FEET;

THENCE NORTH 88°50'53" EAST, A DISTANCE OF 5.50 FEET;

THENCE SOUTH 01°09'07" EAST, A DISTANCE OF 150.79 FEET;

THENCE SOUTHWESTERLY ALONG THE ARC OF A TANGENT CURVE HAVING A CENTRAL ANGLE OF 89°59'52" AND A RADIUS OF 10.50 FEET, A DISTANCE OF 16.49 FEET;

THENCE SOUTH 88°50'44" WEST, A DISTANCE OF 317.17 FEET;

THENCE NORTHWESTERLY ALONG THE ARC OF A TANGENT CURVE HAVING A CENTRAL ANGLE OF 90°00'09" AND A RADIUS OF 10.50 FEET, A DISTANCE OF 16.49 FEET;

THENCE NORTH 01°09'07" WEST, A DISTANCE OF 140.32 FEET TO THE POINT OF BEGINNING.

NOTE: THE ABOVE METES AND BOUNDS DESCRIPTION APPEARED PREVIOUSLY IN THAT CERTAIN DOCUMENT RECORDED NOVEMBER 16, 2006 IN BOOK 20061116 AS INSTRUMENT NO. 03633, OF OFFICIAL RECORDS, CLARK COUNTY, NEVADA.

ALSO KNOWN AS PARCEL “B” OF THAT CERTAIN AMENDED RECORD OF SURVEY ON FILE IN FILE 161 OF SURVEYS, PAGE 57, RECORDED NOVEMBER 15, 2006 IN BOOK 20061115 AS INSTRUMENT NO. 0002478, OF OFFICIAL RECORDS, CLARK COUNTY, NEVADA.

“PAD C”

A PORTION OF THE NORTHWEST QUARTER OF THE SOUTHWEST QUARTER OF SECTION 3, TOWNSHIP 20 SOUTH, RANGE 61 EAST, M.D.B.&M., CITY OF NORTH LAS VEGAS, CLARK COUNTY, NEVADA, BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:

COMMENCING AT THE WEST QUARTER CORNER OF THE AFORESAID SECTION 3;

THENCE NORTH 88°50'53" EAST, ALONG THE NORTH LINE OF THE SOUTHWEST QUARTER AND THE CENTERLINE OF CRAIG ROAD, A DISTANCE OF 870.24 FEET;

THENCE SOUTH 01°09'07" EAST, A DISTANCE OF 60.00 FEET TO THE SOUTHERLY RIGHT-OF-WAY OF SAID CRAIG ROAD, SAID POINT BEING THE POINT OF BEGINNING;

THENCE SOUTH 01°09'29" EAST, A DISTANCE OF 181.28 FEET;

THENCE SOUTH 88°50'53" WEST, A DISTANCE OF 126.51 FEET;

THENCE NORTHWESTERLY ALONG THE ARC OF A TANGENT CURVE HAVING A CENTRAL ANGLE OF 51°06'09" AND A RADIUS OF 28.00 FEET, A DISTANCE OF 24.97 FEET;

THENCE NORTHWESTERLY ALONG A COMPOUND CURVE HAVING A CENTRAL ANGLE OF 41°59'45" AND A RADIUS OF 10.00 FEET, A DISTANCE OF 7.33 FEET;

THENCE NORTH 01°09'07" WEST, A DISTANCE OF 154.06 FEET TO THE SOUTHERLY RIGHT-OF-WAY OF CRAIG ROAD;

THENCE ALONG SAID SOUTHERLY RIGHT-OF-WAY, NORTH 88°50'53" EAST, A DISTANCE OF 5.50 FEET;

THENCE NORTHEASTERLY ALONG THE ARC OF A NON-TANGENT CURVE WHOSE RADIUS BEARS NORTH 88°50'53" EAST, HAVING A CENTRAL ANGLE OF 89°59'59" AND A RADIUS OF 10.00 FEET, A DISTANCE OF 15.71 FEET;

THENCE NORTH 88°50'53" EAST, A DISTANCE OF 134.99 FEET TO THE POINT OF BEGINNING.

NOTE: THE ABOVE METES AND BOUNDS DESCRIPTION APPEARED PREVIOUSLY IN THAT CERTAIN DOCUMENT RECORDED NOVEMBER 16, 2006 IN BOOK 20061116 AS INSTRUMENT NO. 03634, OF OFFICIAL RECORDS, CLARK COUNTY, NEVADA

ALSO KNOWN AS PARCEL “C” OF THAT CERTAIN AMENDED RECORD OF SURVEY ON FILE IN FILE 161 OF SURVEYS, PAGE 57, RECORDED NOVEMBER 15, 2006 IN BOOK 20061115 AS INSTRUMENT NO. 0002478, OF OFFICIAL RECORDS, CLARK COUNTY, NEVADA.

“PAD D”

A PORTION OF THE NORTHWEST QUARTER OF THE SOUTHWEST QUARTER OF SECTION 3, TOWNSHIP 20 SOUTH, RANGE 61 EAST, M.D.B.&M., CITY OF NORTH LAS VEGAS, CLARK COUNTY, NEVADA, BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:

COMMENCING AT THE WEST QUARTER CORNER OF THE AFORESAID SECTION 3;

THENCE NORTH 88°50'53" EAST, ALONG THE NORTH LINE OF THE SOUTHWEST QUARTER AND THE CENTERLINE OF CRAIG ROAD, A DISTANCE OF 870.24 FEET;

THENCE SOUTH 01°09'07" EAST, A DISTANCE OF 60.00 FEET TO THE SOUTHERLY RIGHT-OF-WAY OF SAID CRAIG ROAD, SAID POINT BEING THE POINT OF BEGINNING;

THENCE ALONG THE SAID SOUTHERLY RIGHT-OF-WAY, NORTH 88°50'53" EAST, A DISTANCE OF 126.96 FEET;

THENCE SOUTHEASTERLY ALONG THE ARC OF A TANGENT CURVE HAVING A CENTRAL ANGLE OF 90°00'00" AND A RADIUS OF 20.00 FEET, A DISTANCE OF 31.42 FEET;

THENCE NORTH 88°50'53" EAST, A DISTANCE OF 5.50 FEET;

THENCE SOUTH 01°09'07" EAST, A DISTANCE OF 142.36 FEET;

THENCE SOUTHWESTERLY ALONG THE ARC OF A TANGENT CURVE HAVING A CENTRAL ANGLE OF 23°10'50" AND A RADIUS OF 28.00 FEET, A DISTANCE OF 11.33 FEET;

THENCE SOUTH 66°50'53" WEST, A DISTANCE OF 28.24 FEET;

THENCE SOUTHWESTERLY ALONG AN ARC OF A TANGENT CURVE HAVING A CENTRAL ANGLE OF 22°11'53", RADIUS OF 28.00 FEET, A DISTANCE OF 10.85 FEET;

THENCE SOUTH 88°50'53" WEST, A DISTANCE OF 106.33 FEET;

THENCE NORTH 01°09'29" WEST, A DISTANCE OF 181.28 FEET TO THE POINT OF BEGINNING.

NOTE: THE ABOVE METES AND BOUNDS DESCRIPTION APPEARED PREVIOUSLY IN THAT CERTAIN DOCUMENT RECORDED NOVEMBER 16, 2006 IN BOOK 20061116 AS INSTRUMENT NO. 03635, OF OFFICIAL RECORDS, CLARK COUNTY, NEVADA.

ALSO KNOWN AS PARCEL “D” OF THAT CERTAIN AMENDED RECORD OF SURVEY ON FILE IN FILE 161 OF SURVEYS, PAGE 57, RECORDED NOVEMBER 15, 2006 IN BOOK 20061115 AS INSTRUMENT NO. 0002478, OF OFFICIAL RECORDS, CLARK COUNTY, NEVADA.

“PAD E”

A PORTION OF THE NORTHWEST QUARTER OF THE SOUTHWEST QUARTER OF SECTION 3, TOWNSHIP 20 SOUTH, RANGE 61 EAST, M.D.B.&M" CITY OF NORTH LAS VEGAS, CLARK COUNTY, NEVADA, BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:

COMMENCING AT THE CENTER WEST 1/16 CORNER OF SECTION 3, BEING THE INTERSECTION OF CRAIG ROAD AND KINGS HILL ROAD;

THENCE SOUTH 01°30'14" EAST, ALONG THE EAST AND WEST 1/16 LINE OF SAID SECTION AND THE CENTERLINE OF KINGS HILL ROAD, A DISTANCE OF 199.82 FEET;

THENCE SOUTH 88°29'46" WEST, TO THE WESTERLY RIGHT-OF-WAY LINE OF KINGS HILL ROAD, A DISTANCE OF 30.00 FEET TO THE POINT OF BEGINNING;

THENCE SOUTH 88°50'53" WEST, A DISTANCE OF 281.68 FEET;

THENCE NORTH 01°09'07" WEST, A DISTANCE OF 130.00 FEET TO A POINT ON THE SOUTHERLY RIGHT-OF-WAY LINE OF CRAIG ROAD;

THENCE NORTH 88°50'53" EAST, ALONG SAID SOUTHERLY RIGHT-OF-WAY, A DISTANCE OF 5.50 FEET;

THENCE NORTHEASTERLY ALONG THE ARC OF A NON-TANGENT CURVE WHOSE RADIUS BEARS NORTH 88°50'53" EAST, HAVING A CENTRAL ANGLE OF 90°00'00" AND A RADIUS OF 10.00 FEET, A DISTANCE OF 15.71 FEET;

THENCE NORTH 88°50'53" EAST, A DISTANCE OF 240.48 FEET;

THENCE SOUTHEASTERLY ALONG THE ARC OF A TANGENT CURVE HAVING A CENTRAL ANGLE OF 89°38'53" AND A RADIUS OF 25.00 FEET, A DISTANCE OF 39.12 FEET TO THE WEST RIGHT-OF-WAY OF KINGS HILL ROAD;

THENCE SOUTH 01°30'14" EAST, ALONG SAID RIGHT-OF-WAY, A DISTANCE OF 115.16 FEET TO THE POINT OF BEGINNING.

NOTE: THE ABOVE METES AND BOUNDS DESCRIPTION APPEARED PREVIOUSLY IN THAT CERTAIN DOCUMENT RECORDED NOVEMBER 16, 2006 IN BOOK 20061116 AS INSTRUMENT NO. 03636, OF OFFICIAL RECORDS, CLARK COUNTY, NEVADA.

ALSO KNOWN AS PARCEL “E” OF THAT CERTAIN AMENDED RECORD OF SURVEY ON FILE IN FILE 161 OF SURVEYS, PAGE 57, RECORDED NOVEMBER 15, 2006 IN BOOK 20061115 AS INSTRUMENT NO. 0002478, OF OFFICIAL RECORDS, CLARK COUNTY, NEVADA.

ALL OF SAID PARCELS ARE NOW SHOWN AND DEPICTED AS LOT 1 ON THE FINAL MAP OF “CRAIG PROMENADE”, A COMMERCIAL SUBDIVISION, AS SHOWN BY MAP THEREOF ON FILE IN BOOK 125 OF PLATS, PAGE 0091, RECORDED JULY 27, 2005 IN BOOK 20050727 AS INSTRUMENT NO. 01692, IN THE OFFICE OF THE COUNTY RECORDER OF CLARK COUNTY, NEVADA.

Exhibit B

Environmental Documents

“Phase I Environmental Site Assessment” dated August 11, 2010 and prepared by American Surveying & Mapping Inc. with FDDS/ASM File No. 10-0001 and addressed to Mark A. Mercado, Product Manager, Thompson National Properties, LLC, 1900 Main Street, Suite 700, Irvine, CA 92614.